Dice Inc.
                 Condensed Consolidated Statements of Operations
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                                       Three Months Ended                 Twelve Months Ended
                                                                          December 31,                        December 31,
                                                                 -------------------------------     -------------------------------
                                                                     2002             2001                2002            2001
                                                                 --------------   --------------     ---------------  --------------
Revenues                                                             $   7,349       $  10,656          $   32,679      $   56,297
Cost of revenues                                                           732           1,184               3,378           5,039
                                                                 --------------   --------------     ---------------  --------------
Gross profit                                                             6,617           9,472              29,301          51,258
                                                                 --------------   --------------     ---------------  --------------
Operating expenses:
     Product development                                                   625           1,063               2,212           4,860
     Sales and marketing                                                 3,935           4,906              18,278          28,562
     General and administrative                                          2,421           2,646               8,756          10,768
     Depreciation                                                        1,086           1,354               4,805           4,091
     Amortization                                                          615           4,223               2,557          16,464
     Impairment of fixed assets and goodwill (1)                         2,742             876               2,742             876
     Restructuring and one-time charges, net                             (397)           (907)                 628           (638)
                                                                 --------------   --------------     ---------------  --------------
           Total operating expenses                                     11,027          14,161              39,978          64,983
                                                                 --------------   --------------     ---------------  --------------
Loss from operations                                                   (4,410)         (4,689)            (10,677)        (13,725)
Gain on repurchase of convertible notes, net (2)                            --              --                 488           5,609
Write-off of noteholder option                                              --              --             (2,821)              --
Interest and other income (expense), net                               (1,320)         (1,259)             (5,136)         (4,729)
                                                                 --------------   --------------     ---------------  --------------
Net income (loss) before change in accounting principle                (5,730)         (5,948)            (18,146)        (12,845)
     Cumulative effect of change in accounting principle (3)                --              --             (6,418)              --
                                                                 --------------   --------------     ---------------  --------------
Net income (loss)                                                    $ (5,730)       $ (5,948)          $ (24,564)      $ (12,845)
                                                                 ==============   ==============     ===============  ==============

Net income (loss) per share before change in accounting principle    $  (0.52)       $  (0.56)          $   (1.65)      $   (1.22)
     Cumulative effect per share of change in accounting
     principle                                                              --              --              (0.59)              --
                                                                 --------------   --------------     ---------------  --------------
Basic and diluted net income (loss) per share                        $  (0.52)       $  (0.56)          $   (2.24)      $   (1.22)
                                                                 ==============   ==============     ===============  ==============

Weighted average shares of common stock outstanding                     11,105          10,651              10,962          10,536
                                                                 ==============   ==============     ===============  ==============


Supplemental Financial Data:
EBITDA (4)                                                           $   (364)       $     857          $       55      $    7,068
                                                                 ==============   ==============     ===============  ==============
Net income (loss) excluding amortization and one-time charges (5)    $ (2,770)       $ (1,756)          $  (9,886)      $  (1,752)
                                                                 ==============   ==============     ===============  ==============

Net income (loss) per share excluding amortization and one-time
charges (6)                                                          $  (0.25)       $  (0.16)          $   (0.90)      $   (0.17)
                                                                 ==============   ==============     ===============  ==============


See Notes on following page.

            Notes to Condensed Consolidated Statements of Operations


1) Impairment of intangible assets represents a writedown of the value of goodwill of $876,000 related to CCPrep in 2001 and of $1.7 million related to Measure Up in 2002. Impairment of fixed assets in the 2002 period totaled $1.0 million and represents approximately $400,000 of leasehold improvements written off as a result of an amendment to an office lease and approximately $642,000 related to the writedown in value of capitalized software costs and other hardware and office equipment.
2) The Company adopted Statement of Financial Accounting Standard No. 145 "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections" in the quarter ended September 30, 2002, and has reclassified the gain recorded in 2001.
3) The Company applied the Statement of Financial Accounting Standard No. 142 "Goodwill and Other Intangible Assets" rules in accounting for goodwill and other intangible assets in the first quarter of 2002. During the second quarter of 2002, the fair value of two of the Company's reporting units, MeasureUp and CCPrep, did not exceed the carrying value of these reporting units and an impairment was recorded of approximately $6.4 million as a cumulative effect of change in accounting principle.
4) EBITDA is calculated by adding back interest, taxes, depreciation, amortization, impairment of fixed assets and goodwill, restructuring and one-time charges, net, write-off of noteholder option, and gain on repurchase of convertible notes, net, to net income (loss) before change in accounting principle. EBITDA should not be considered an alternative to operating income as a measure of the Company's operating performance, or as an alternative to cash flows from operating activities as a measure of the Company's liquidity, each as determined in accordance with generally accepted accounting principles.
5) Calculated by adding back amortization, impairment of fixed assets and goodwill, restructuring and one-time charges, net, write-off of noteholder option, net, and gain on repurchase of convertible notes, net, to net income (loss) before change in accounting principle. It is not intended to reflect our actual net income (loss), cash flows from operations or net cash flows, as determined under generally accepted accounting principles and reported in our periodic quarterly filings with the Securities and Exchange Commission.
6) Calculated by dividing net income (loss) before change in accounting principle, excluding amortization and restructuring and one-time (see Note
     5), by the weighted average shares of common stock outstanding for the respective periods. It is not intended to reflect our actual net income
     (loss) per share, cash flows from operations or net cash flows, as determined under generally accepted accounting principles and reported in our periodic quarterly filings with the Securities and Exchange Commission.

                                    Dice Inc.
                      Condensed Consolidated Balance Sheets
                                 (in thousands)
                                   (unaudited)

                                                                           December 31,        December 31,
                                                                              2002               2001(1)
                                                                        ------------------  ------------------
ASSETS:
Current assets:
       Cash and cash equivalents                                                 $  4,886            $ 20,225
        Marketable securities                                                       2,645               4,608
                                                                        ------------------  ------------------
             Total cash and marketable securities                                   7,531              24,833
       Accounts receivable, net                                                     1,632               2,708
       Prepaid expenses and other current assets                                    3,291               3,872
                                                                        ------------------  ------------------
             Total current assets                                                  12,454              31,413
Fixed assets, net                                                                   7,153               9,993
Intangible assets, net                                                              2,665               5,222
Goodwill                                                                           14,905              23,023
Restricted cash                                                                       567               1,057
Other assets, net                                                                   1,051               2,295
                                                                        ------------------  ------------------
             Total assets                                                        $ 38,795            $ 73,003
                                                                        ==================  ==================

LIABILITIES & STOCKHOLDERS' (DEFICIT) EQUITY:
Current liabilities:
       Accounts payable and accrued expenses                                     $  3,267            $  6,457
       Accrued interest                                                             2,123               2,178
       Deferred revenue                                                             5,038               5,506
       Amounts due under acquisition agreements                                        --               4,000
       Notes and leases payable (2)                                                70,209               1,237
                                                                        ------------------  ------------------
             Total current liabilities                                             80,637              19,378
Long-term debt (2)                                                                     --              71,200
Leases payable                                                                        385                 793
Other liabilities                                                                   1,058                 815
Commitments and contingencies                                                          --                  --

Total stockholders' (deficit) equity                                             (43,285)            (19,183)
                                                                        ------------------  ------------------
            Total liabilities & stockholders' (deficit) equity                   $ 38,795            $ 73,003
                                                                        ==================  ==================

1) Certain amounts have been reclassified to conform to current year presentation.
2) On January 27, 2003, the Company did not make a scheduled interest payment on its 7% Convertible Notes. Upon expiration of a 30 day grace period, if the interest payment is not made, the 7% Convertible Notes are callable. As a result, the Company reclassified $69.4 million, the outstanding amount of the 7% Convertible Notes, as current.

                                    Dice Inc.
                 Condensed Consolidated Statements of Cash Flows
                                 (in thousands)
                                   (unaudited)

                                                                                            Twelve Months Ended
                                                                                                December 31,
                                                                                             2002           2001
                                                                                     -----------------------------------
Cash flows from operating activities
       Net loss                                                                           $ (24,564)      $ (12,845)
Adjustments to reconcile net loss to cash:
       Change in accounting principle                                                          6,418              --
       Depreciation                                                                            4,805           4,091
       Amortization of intangible assets                                                       2,557          16,464
       Impairment of fixed assets and goodwill                                                 2,742           1,468
       Amortization of deferred financing costs                                                  482             534
       Amortization of barter advertising costs                                                  720             720
       Write off of convertible notes repurchase option and related costs                      2,821              --
       Restructuring and one-time charges, net                                                 (283)         (1,736)
       Provision for doubtful accounts                                                           427           1,769
       Gain on repurchase of convertible notes, net                                            (488)         (5,609)
       Charge related to stock options and restricted stock                                      187             143
Changes in operating assets and liabilities
       Accounts receivable                                                                       649           3,948
       Prepaid expenses and other assets                                                         595         (1,314)
       Accounts payable and accrued expenses                                                 (2,970)         (4,277)
       Accrued interest                                                                         (55)           (256)
       Deferred revenue                                                                        (468)           (316)
       Charges against restructuring reserve                                                    (42)         (7,924)
       Other                                                                                     329           (418)
                                                                                      -------------------------------
Net cash used in operating activities                                                        (6,138)         (5,558)
                                                                                      -------------------------------

Cash flows from investing activities
       Purchase of fixed assets                                                              (2,706)         (6,439)
       Purchases of marketable securities                                                    (4,156)         (4,527)
       Sales of marketable securities                                                          6,157           6,180
       Restricted cash                                                                           490              60
                                                                                      -------------------------------
Net cash used in investing activities                                                          (215)         (4,726)
                                                                                      -------------------------------

Cash flows from financing activities
       Issuance of common stock, net                                                             242             466
       Retirement of convertible notes                                                       (1,236)         (2,982)
       Payments for convertible note repurchase options and related costs                    (2,821)              --
       Payments on amounts due on acquisition agreements                                     (4,000)         (5,310)
       Principal payments under capital lease                                                (1,171)         (2,001)
       Reimbursements of capital lease                                                            --             179
                                                                                      -------------------------------
Net cash used in financing activities                                                        (8,986)         (9,648)
                                                                                      -------------------------------

Net change in cash and cash equivalents for the period                                      (15,339)        (19,932)

Cash and cash equivalents, beginning of period                                                20,225          40,157
                                                                                      -------------------------------
Cash and cash equivalents, end of period                                                  $    4,886      $   20,225
                                                                                      ===============================